Exhibit 10.13 Purchase Order from DaimlerChrylser Corporation

TO AS EITHER DaimlerChrysler OR CHRYSLER IN THIS PURCHASE ORDER.

[X] DaimlerChrysler Corporation, A DELAWARE CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

[ ] DaimlerChrysler Canada Inc., A CANADIAN CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

PURCHASE ORDER JZP3139110-A

SUPPLIER NO. 47826

DATE OF ORDER 12-13-01

DATE TYPED 12-13-01

DELIVERY

[X] 10-12-01

[ ] PER WRITTEN RELEASE

[ ] PER WRITTEN RELEASE OR BUYER AUTHORIZATION

NOVINT TECHNOLOGIES
6300 RIVERSIDE PLAZA NW SUITE 275
ALBUQUERQUE NM
87120

SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED IN DaimlerChrysler's ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS. THE DaimlerChrysler CLAUSES REFERENCED ARE IN THE ON-LINE CLAUSE BOOKLET, THE RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF DaimlerChrysler's ORDER. DaimlerChrysler's ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENT BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO AND SELLER SPECIFICALLY WAIVES ITS ACCEPTANCE OF THIS ORDER BY DaimlerChrysler. "ORDER" MEANS A PURCHASE ORDER TRANSMITTED TO SELLER VIA DaimlerChrysler's ELECTRONIC DATA INTERCHANGE SYSTEM OR DELIVERED TO SELLER IN A PAPER FORMAT.

ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT

F.O.B. (TITLE TRANSFER POINT)

[ ] CARRIER SELLER'S PLANT [X] SEE BELOW OUR PLANT [ ]

TERMS: NET 30TH PROX

CLAUSES: 294

Description of Supplies and/or Services Ordered	Price
THIS ORDER INCORPORATES THE TERMS AND CONDITIONS CONTAINED IN DAIMLERCHRYSLER'S FACILITIES AND MATERIALS PURCHASING GENERAL TERMS AND CONDITIONS, FORM NO 84-806-1652A (6/99) AND ADDITIONAL CLAUSES, AS APPLICABLE. DAIMLERCHRYSLER OR DAIMLERCHRYSLER CANADA INC., AS THE CASE MAY BE, IS REFERRED TO AS EITHER DAIMLERCHRYSLER OR CHRYSLER IN THIS PURCHASE ORDER.	
THIS ORDER APPLIES TO OUR FOLLOWING PLANT REQUIREMENTS ONLY: ZP ENGINEERING - PROD. DEVEL.	
F.O.B. OUR PLANT. SHIPPING POINT = SELLERS PLANT FROM ALBUQUERQUE NM 87120 FREIGHT PREPAID	
PAYABLE FUNDS ARE U.S. DOLLAR	
1 LOT ITEM # 60-085-3015 SPEC # VIRTUAL3015 INCLUDES ALL SW DESIGN, DEVELOPMENT & TESTING WITH TRAVEL EXPENSES	63000.00 LOT
REQUISITION NUMBER(S): ZPC00013015	
END USER NAME: (JANET SAUERMILCH) LOC: (1250) DEPT: (2750) PH: (2485769232) CIMS: (4830523) INV APRV NAME: (TERRI VARGO)	

SHIP TO:
BRUCE PENDOCK
1250 ENGINEERING
800 CHRYSLER DRIVE
AUBURN HILLS, MI 48326-2757

Ship to [X] PER WRITTEN RELEASE [ ]

Invoice to [X] PER WRITTEN RELEASE [ ]

INVOICE TO:
CORPORATE ACCOUNTS PAYABLE
DAIMLERCHRYSLER CORPORATION
P O BOX 537933
LIVONIA, MI 48153-7933

"DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
Invoices and packing slips must bear the DaimlerChrysler-assigned Supplier number; Purchase Order number, [illegible] and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To" address and DaimlerChrysler-assigned Plant Location code and "Invoice To" address is also required."

Order No. JZP3139110 A AMENDMENT

G.M. CHUPA 256631 (248)944-5151
BUYER NAME & DESK NO.

TO AS EITHER DaimlerChrysler OR CHRYSLER IN THIS PURCHASE ORDER.

[X] DaimlerChrysler Corporation, A DELAWARE CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

[ ] DaimlerChrysler Canada Inc., A CANADIAN CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

PURCHASE ORDER JZP3139110-A

SUPPLIER NO. 47826

DATE OF ORDER 12-13-01

DATE TYPED 12-13-01

NOVINT TECHNOLOGIES
6300 RIVERSIDE PLAZA NW SUITE 275
ALBUQUERQUE NM
87120

DELIVERY
[X] 10-12-01
[ ] PER WRITTEN RELEASE
[ ] PER WRITTEN RELEASE OR BUYER AUTHORIZATION

SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED IN DaimlerChrysler's ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS. THE DaimlerChrysler CLAUSES REFERENCED ARE IN THE ON-LINE CLAUSE BOOKLET, THE RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF DaimlerChrysler's ORDER. DaimlerChrysler's ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENT BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO AND SELLER SPECIFICALLY WAIVES ITS ACCEPTANCE OF THIS ORDER BY DaimlerChrysler. "ORDER" MEANS A PURCHASE ORDER TRANSMITTED TO SELLER VIA DaimlerChrysler's ELECTRONIC DATA INTERCHANGE SYSTEM OR DELIVERED TO SELLER IN A PAPER FORMAT.

ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT

F.O.B. (TITLE TRANSFER POINT)

[ ] CARRIER SELLER'S PLANT [X] SEE BELOW OUR PLANT [ ]

TERMS: NET 30TH PROX

CLAUSES:

Description of Supplies and/or Services Ordered	Price

LOC: (1250) DEPT: (2750) PH: (2485763754) CIMS:(4830523)

THIS SCP VR (SMALL CAR PLATFORM VIRTUAL REALITY SYSTEM) WILL ENHANCE SYSTEM FIDELITY & ENABLE ADDITIONAL TYPES OF EVALUATION TO BE CONDUCTED DURING VR SESSIONS. NOVINTS DELIVERABLE INCLUDE AN EXECUTABLE PROGRAM, SOURCE CODE, & DOCUMENTATION. IN ADDITION NOVINT WILL MAKE SURE THAT ALL REQUIRED PHANTOM DEVICE DRIVERS AND LIBARIES ARE INSTALLED. THE SOURCE CODE WILL BE INSTALLED ON THE TARGET MACHINE IN A DEVELOPMENT ENVIRONMENT TO ALLOW TCC TO MODIFY/ENHANCE AT A LATER DATE.
ALL DELIVERABLES PER PROPOSAL DATED 10/11/01 WILL BE VERIFIED AND ACCEPTED BY R.NAVARRE, B.PENDOCK,D.MISSON AT TCC.

CLAUSE #135: UPON DAIMLERCHRYSLER MAKING A PROGRESS PAYMENT UNDER THIS PURCHASE ORDER TITLE TO ALL WORK IN PROCESS, PARTS, MATERIALS, INVENTORIES, DRAWINGS, AND OTHER WORK PRODUCT, THERETOFORE OR THEREAFTER ACQUIRED OR PRODUCED BY SELLER IN THE PERFORMANCE OF WORK HEREUNDER, SHALL THEREUPON VEST IN DAIMLERCHRYSLER, BUT SELLER SHALL BEAR THE RISK OF LOSS THEREOF AND DAMAGE THERETO. SUCH WORK IN PROCESS, PARTS, MATERIALS, INVENTORIES, DRAWINGS, AND OTHER WORK PRODUCT SHALL BE PROPERLY HOUSED AND PROTECTED BY SELLER; SHALL BE DEEMED TO BE PERSONAL PROPERTY AT ALL TIMES; SHALL BE MARKED BY SELLER "PROPERTY OF DAIMLERCHRYSLER"; SHALL NOT BE USED EXCEPT FOR PERFORMANCE OF WORK HEREUNDER; SHALL BE KEPT FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES; SHALL NOT BE COMMINGLES WITH PROPERTY OF SELLER WITH THAT OF ANY THIRD PARTY; SHALL NOT BE MOVED FROM SELLER'S

Ship to [ ] PER WRITTEN RELEASE [ ]

Invoice to [ ] PER WRITTEN RELEASE [ ]

"DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
Invoices and packing slips must bear the DaimlerChrysler-assigned Supplier number, Purchase Order number, Part number (or NonProduction Material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To" address and DaimlerChrysler-assigned Plant Location code and "Invoice To" address is also required."

Order No. JZP3139110 [A] AMENDMENT

G.M. CHUPA 256631 (248)944-5151
BUYER NAME & DOCK NO.

TO AS EITHER DaimlerChrysler OR CHRYSLER IN THIS PURCHASE ORDER.

[X] DaimlerChrysler Corporation, A DELAWARE CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

[ ] DaimlerChrysler Canada Inc., A CANADIAN CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

PURCHASE ORDER JZP3139110-A

SUPPLIER NO. 47826

DATE OF ORDER 12-13-01

DATE TYPED 12-13-01

NOVINT TECHNOLOGIES
6300 RIVERSIDE PLAZA NW SUITE 275
ALBUQUERQUE NM
87120

DELIVERY
[X] 10-12-01
[ ] PER WRITTEN RELEASE
[ ] PER WRITTEN RELEASE OR BUYER AUTHORIZATION

ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT

F.O.B. (TITLE TRANSFER POINT)
[ ] CARRIER SELLER'S PLANT [X] SEE BELOW OUR PLANT [ ]

TERMS: NET 30TH PROX

SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED IN DaimlerChrysler's ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS. THE DaimlerChrysler CLAUSES REFERENCED ARE IN THE ON-LINE CLAUSE BOOKLET, THE RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF DaimlerChrysler's ORDER. DaimlerChrysler's ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENT BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO AND SELLER SPECIFICALLY WAIVES ITS ACCEPTANCE OF THIS ORDER BY DaimlerChrysler. "ORDER" MEANS A PURCHASE ORDER TRANSMITTED TO SELLER VIA DaimlerChrysler's ELECTRONIC DATA INTERCHANGE SYSTEM OR DELIVERED TO SELLER IN A PAPER FORMAT.

CLAUSES:

Description of Supplies and/or Services Ordered	Price

PREMISES WITHOUT DAIMLERCHRYSLER'S PRIOR WRITTEN APPROVAL; AND SHALL, UPON REQUEST OF DAIMLERCHRYSLER, BE IMMEDIATELY DELIVERED TO DAIMLERCHRYSLER, F.O.B. CARS OR TRUCKS AT SELLER'S PLANT, PROPERLY PACKED AND MARKED IN ACCORDANCE WITH THE REQUIREMENTS OF THE CARRIER SELECTED BY DAIMLERCHRYSLER TO TRANSPORT SUCH PROPERTY, OR SHALL, UPON REQUEST OF DAIMLERCHRYSLER, BE IMMEDIATELY DELIVERED TO DAIMLERCHRYSLER BY SELLER AT ANY LOCATION DESIGNATED BY DAIMLERCHRYSLER, IN WHICH EVENT DAIMLERCHRYSLER SHALL PAY TO SELLER THE COST OF DELIVERING SUCH PROPERTY TO SUCH LOCATION. DAIMLERCHRYSLER SHALL HAVE THE RIGHT TO ENTER ONTO SELLER'S PREMISES AT ALL REASONABLE TIMES TO INSPECT SUCH PROPERTY AND SELLER'S RECORDS WITH RESPECT THERETO. PAYMENT WILL BE MADE IN PARTIAL AMOUNTS AS SPECIFIED IN THE FOLLOWING SCHEDULE UPON PRESENTATION OF SELLER'S INVOICES FOR SCHEDULE:

( )

MULTIPLE INVOICES

CLAUSE #022A:
DELAY IN PAYMENT AND RETURN OF INVOICE TO THE SELLER CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED. INVOICES AND PACKING SLIPS ISSUED AGAINST THIS PURCHASE ORDER MUST BEAR THE FOLLOWING:

- SUPPLIER VENDOR CODE – 47826
- COMPLETE PURCHASE ORDER NUMBER JZP3139110-A
- REQUISITION AND/OR BLANKET ORDER RELEASE NUMBER ZPC00013015
- 'SHIP TO' ADDRESS WITH LOCATION CODE, SEE BULLETINS FOR CODES
- 'INVOICE TO' ADDRESS (POST OFFICE BOX ADDRESS)
- NON-PRODUCTION MATERIAL CODE (ITEM #) OR PRODUCTION PART #
- SHIPMENT MODE

Ship to [ ] PER WRITTEN RELEASE [ ]   SPEC # VIRTUAL3015

Invoice to [ ] PER WRITTEN RELEASE [ ]   1 Lot Item # 60-085-3015

"DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
Invoices and packing slips must bear the DaimlerChrysler-assigned Supplier number, Purchase Order number, Part number (or Non-Production material code) and the Requisition number (or quantity high or Release number (on blanket order)). The "Ship To" address and DaimlerChrysler-assigned Plant Location code and "Invoice To" address is also required."

Order No. JZP3139110 [A] AMENDMENT

G.M. CHUPA 256631 (248)944-5151
BUYER NAME & DESK NO.

TO AS EITHER DaimlerChrysler OR CHRYSLER IN THIS PURCHASE ORDER.

[X] DaimlerChrysler Corporation, A DELAWARE CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

[ ] DaimlerChrysler Canada Inc., A CANADIAN CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

PURCHASE ORDER JZP3139110-A

SUPPLIER NO. 47826

DATE OF ORDER 12-13-01

DATE TYPED 12-13-01

NOVINT TECHNOLOGIES
6300 RIVERSIDE PLAZA NW SUITE 275
ALBUQUERQUE NM
87120

DELIVERY

[X] 10-12-01

[ ] PER WRITTEN RELEASE

[ ] PER WRITTEN RELEASE OR BUYER AUTHORIZATION

ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT

F.O.B. (TITLE TRANSFER POINT)

[ ] CARRIER SELLER'S PLANT [X] SEE BELOW OUR PLANT [ ]

TERMS: NET 30TH PROX

SELLER AGREES TO SELL AND DELIVER THE GOODS OR SERVICES SPECIFIED IN DaimlerChrysler's ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS. THE DaimlerChrysler CLAUSES REFERENCED ARE IN THE ON-LINE CLAUSE BOOKLET, THE RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF DaimlerChrysler's ORDER. DaimlerChrysler's ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENT BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO AND SELLER SPECIFICALLY WAIVES ITS ACCEPTANCE OF THIS ORDER BY DaimlerChrysler. "ORDER" MEANS A PURCHASE ORDER TRANSMITTED TO SELLER VIA DaimlerChrysler's ELECTRONIC DATA INTERCHANGE SYSTEM OR DELIVERED TO SELLER IN A PAPER FORMAT.

CLAUSES:

Description of Supplies and/or Services Ordered	Price

- INVOICE AND RECEIPT NUMBER
- INVOICE DATE/SHIP DATE
- UNIT PRICE
- QUANTITY AND UNIT OF MEASURE
- PRICING/COST FOR BILLABLE CLAUSES
- ADDITIONAL LINE ITEM EXPENSES
- PROPER EXTENSION OF ALL LINE ITEMS
- INVOICE GRAND TOTAL

FURTHER INFORMATION REGARDING INVOICE AND RECEIPT REQUIREMENTS CAN BE OBTAINED FROM THE DAIMLERCHRYSLER CORPORATE ACCOUNTS PAYABLE DEPARTMENT DOCUMENT: 'INFORMATION BULLETIN - FACILITIES AND MATERIALS INVOICE AND RECEIPT REQUIREMENTS' OR PRODUCTION INVOICE REQUIREMENTS. ADDITIONAL SHIPPING INSTRUCTIONS: IN ADDITION TO PROPER LABELING, THE FOLLOWING MUST BE OBSERVED:

- TWO (2) PACKING LISTS MUST BE INCLUDED WITH SHIPMENT. ONE ATTACHED TO EXTERIOR OF SHIPPING CONTAINER AND ONE INSIDE SHIPPING CONTAINER.

THE WORDS "NON-PRODUCTION MATERIAL" OR "PRODUCTION MATERIAL" MUST BE CLEARLY MARKED AND VISIBLE ON OUTSIDE OF SHIPPING CONTAINER. THIS PURCHASE ORDER IS ISSUED FOR THE ITEM(S) AS SPECIFICALLY IDENTIFIED ON THIS ORDER. ANY SUBSTITUTION OF MATERIAL OTHER THAN DESCRIBED HEREIN WITHOUT PRIOR PURCHASING APPROVAL, WILL BE CONSIDERED A VIOLATION OF THE ORDER AND SUBJECT TO A DEBIT OF THE SELLER'S ACCOUNT AND REMOVAL AS AN APPROVED DAIMLERCHRYSLER SUPPLIER.

FOR INVOICING PROBLEMS CALL THE APPROPRIATE PAYABLES LOCATION:

— CORPORATE ACCOUNTS PAYABLE: (586) 274-7676

CANADIAN ACCOUNTS PAYABLE: (586) 274-6220

Ship to [ ] PER WRITTEN RELEASE [ ]

Invoice to [ ] PER WRITTEN RELEASE [ ]

"DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED. Invoices and packing slips must bear the DaimlerChrysler-assigned Supplier number; Purchase Order number, Part Number (or Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket orders). The "Ship To" address and DaimlerChrysler-assigned Plant Location code and "Invoice To" address is also required."

Order No. JZP3139110 A
AMENDMENT

G.M. CHUPA 256631 (248)944-5151
BUYER NAME & DECK NO.

TO AS EITHER DaimlerChrysler OR CHRYSLER IN THIS PURCHASE ORDER.

[X] DaimlerChrysler Corporation, A DELAWARE CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

[ ] DaimlerChrysler Canada Inc., A CANADIAN CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

PURCHASE ORDER JZP3139110-A

SUPPLIER NO. 47826

DATE OF ORDER 12-13-01

DATE TYPED 12-13-01

NOVINT TECHNOLOGIES
6300 RIVERSIDE PLAZA NW SUITE 275
ALBUQUERQUE NM
87120

DELIVERY

[X] 10-12-01

[ ] PER WRITTEN RELEASE

[ ] PER WRITTEN RELEASE OR BUYER AUTHORIZATION

ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT

F.O.B. (TITLE TRANSFER POINT)

[ ] CARRIER SELLER'S PLANT [X] SEE BELOW OUR PLANT [ ]

TERMS: NET 30TH PROX

SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED IN DaimlerChrysler's ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS. THE DaimlerChrysler CLAUSES REFERENCED ARE IN THE ON-LINE CLAUSE BOOKLET, THE RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF DaimlerChrysler's ORDER. DaimlerChrysler's ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENT BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO AND SELLER SPECIFICALLY WAIVES ITS ACCEPTANCE OF THIS ORDER BY DaimlerChrysler. "ORDER" MEANS A PURCHASE ORDER TRANSMITTED TO SELLER VIA DaimlerChrysler's ELECTRONIC DATA INTERCHANGE SYSTEM OR DELIVERED TO SELLER IN A PAPER FORMAT.

CLAUSES:

Description of Supplies and/or Services Ordered	Price

EL PASO/JUAREZ WIRE ACCOUNTS PAYABLE: (915) 595-8111

BEAVER DAM MARINE DIV. ACCOUNTS PAYABLE: (414) 887-6190

MEXICO ACCOUNTS PAYABLE: 011-525-081-7762

CLAUSE #040: DAIMLERCHRYSLER CORPORATION, FOR THE BELOW LISTED LOCATIONS ONLY, ASSUMES LIABILITY FOR PAYMENT OF APPLICABLE STATE AND LOCAL SALES AND USE TAXES AND, THEREFORE, NO TAX SHALL BE INVOICED BY SELLER. LABOR, TRANSPORTATION, CREATIVE SERVICES, AND OTHER NON-MATERIAL CHARGES MUST BE SEPARATELY STATED ON SELLER'S INVOICE. DIRECT PAYMENT PERMIT NUMBERS: ALABAMA (HUNTSVILLE) RA375; MICHIGAN (DAIMLERCHRYSLER CORPORATION) 38-2673623; MICHIGAN (DAIMLERCHRYSLER TRANSPORT) 38-2143117; INDIANA 0003279910; OHIO (TWINSBURG STAMPING PLANT) 98-000293; OHIO (DAYTON PLANT) 98-002500; OHIO (JEEP TOLEDO ASSEMBLY) 98-000843; OHIO (JEEP TOLEDO MACHINING) 98-002375; WISCONSIN WPD 95-01-01003 (EFFECTIVE 1/1/95).

CLAUSE #409: NOTWITHSTANDING THE PROVISIONS OF CLAUSE 23 OF THE GENERAL TERMS AND CONDITIONS, WEBSITE HTTPS://EXTRANET.DAIMLER CHRYSLER.COM/RESTRICTED/PURCHASING/TERMS/INDEX.HTML. THE 1980 UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS, TO THE EXTENT IT MAY BE DEEMED TO APPLY, SHALL NOT, PURSUANT TO ARTICLE 6 THEREOF, APPLY TO THIS PURCHASE ORDER (INCLUDING AMENDMENTS) OR ANY TRANSACTIONS PURSUANT THERETO.

Ship to [ ] PER WRITTEN RELEASE [ ]

Invoice to [ ] PER WRITTEN RELEASE [ ]

"DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.

Invoices and packing slips must bear the DaimlerChrysler-assigned Supplier number, Purchase Order number, Part number (or Non-Production Material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To" address and DaimlerChrysler-assigned Plant Location code and "Invoice To" address is also required."

Order No. JZP3139110 [A] AMENDMENT

G.M. CHUPA 256631 (248)944-5151
BUYER NAME & DOCK NO.

TO AS EITHER DaimlerChrysler OR CHRYSLER IN THIS PURCHASE ORDER.

[X] DaimlerChrysler Corporation, A DELAWARE CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

[ ] DaimlerChrysler Canada Inc., A CANADIAN CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

PURCHASE ORDER JZP3139110-A

SUPPLIER NO. 47826

DATE OF ORDER 12-13-01

DATE TYPED 12-13-01

NOVINT TECHNOLOGIES
6300 RIVERSIDE PLAZA NW SUITE 275
ALBUQUERQUE NM
87120

DELIVERY

[X] 10-12-01

[ ] PER WRITTEN RELEASE

[ ] PER WRITTEN RELEASE OR BUYER AUTHORIZATION

ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT

F.O.B. (TITLE TRANSFER POINT)

[ ] CARRIER SELLER'S PLANT [X] SEE BELOW OUR PLANT [ ]

TERMS: NET 30TH PROX

SELLER AGREES TO SELL AND DELIVER, THE GOODS OR SERVICES SPECIFIED IN DaimlerChrysler's ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS. THE DaimlerChrysler CLAUSES REFERENCED ARE IN THE ON-LINE CLAUSE BOOKLET, THE RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF DaimlerChrysler's ORDER. DaimlerChrysler's ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENT BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO AND SELLER SPECIFICALLY WAIVES ITS ACCEPTANCE OF THIS ORDER BY DaimlerChrysler. "ORDER" MEANS A PURCHASE ORDER TRANSMITTED TO SELLER VIA DaimlerChrysler's ELECTRONIC DATA INTERCHANGE SYSTEM OR DELIVERED TO SELLER IN A PAPER FORMAT.

CLAUSES:

Description of Supplies and/or Services Ordered	Price

CLAUSE #429: CONTROLLING LAWS
THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN, UNITED STATES OF AMERICA. FURTHER, THE PARTIES AGREE THAT THE JURISDICTION AND VENUE FOR ANY ACTION BROUGHT BY EITHER PARTY SHALL BE SOLELY IN ANY STATE OR FEDERAL COURT WITHIN THE EASTERN DISTRICT OF MICHIGAN.

CLAUSE #430: CONSTRUCTION
THIS AGREEMENT HAS BEEN FULLY NEGOTIATED BETWEEN THE PARTIES AND IN INTERPRETING THIS AGREEMENT, THERE SHALL BE NO PRESUMPTION THAT EITHER PARTY DRAFTED THE LANGUAGE BUT RATHER THE PARTIES SHALL BE DEEMED TO HAVE SHARED EQUALLY IN THE DRAFTING OF THE PROVISIONS OF THIS AGREEMENT.

CLAUSE #431: ACCEPTANCE
SELLER ACCEPTS ALL OF THE TERMS AND CONDITIONS OF THIS PURCHASE ORDER AND SPECIFICALLY WAIVES ITS SIGNED ACCEPTANCE THEREOF.

CLAUSE 700: DAIMLERCHRYSLER COMPUTER NETWORK, INCLUDING CATIA, ACCESS CONFIDENTIALITY:

A) IF DAIMLERCHRYSLER GRANTS SELLER ACCESS TO DAIMLERCHRYSLER'S COMPUTER NETWORK, SELLER UNDERSTANDS THAT THE ACCESS EXTENDS ONLY TO THOSE EMPLOYEES OF SELLER WHO HAVE A NEED FOR THE ACCESS TO PERFORM WORK FOR DAIMLERCHRYSLER. SELLER MUST INFORM ITS EMPLOYEES THAT THE DATA FILES THEY REVIEW ARE CONFIDENTIAL AND MUST NOT BE COMMUNICATED TO OTHERS NOR USED FOR ANY PURPOSE OTHER THAN PERFORMING DAIMLERCHRYSLER'S WORK.

B) DAIMLERCHRYSLER DOES NOT GRANT ANY INTELLECTUAL PROPERTY RIGHT

Ship to [ ] PER WRITTEN RELEASE [ ]

Invoice to [ ] PER WRITTEN RELEASE [ ]

"DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
Invoices and packing slips must bear the DaimlerChrysler-assigned Supplier number, Purchase Order number, Part number (or non-production material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To" address and DaimlerChrysler-assigned Plant Location code and "Invoice To" address is also required."

Order No. JZP3139110 [A] AMENDMENT

G.M. CHUPA 256631 (248)944-5151
BUYER NAME & DESK NO.

IF AN EITHER DaimlerChrysler OR CHRYSLER IN THIS PURCHASE ORDER.

[X] DaimlerChrysler Corporation, A DELAWARE CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

[ ] DaimlerChrysler Canada Inc., A CANADIAN CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

PURCHASE ORDER JZP3139110-A

SUPPLIER NO. 47826

DATE OF ORDER 12-13-01

DATE TYPED 12-13-01

NOVINT TECHNOLOGIES
6300 RIVERSIDE PLAZA NW SUITE 275
ALBUQUERQUE NM
87120

DELIVERY
[X] 10-12-01
[ ] PER WRITTEN RELEASE
[ ] PER WRITTEN RELEASE OR BUYER AUTHORIZATION

ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT

F.O.B. (TITLE TRANSFER POINT)
[ ] CARRIER SELLER'S PLANT [X] SEE BELOW OUR PLANT [ ]

TERMS: NET 30TH PROX

SELLER AGREES TO SELL AND DELIVER THE GOODS OR SERVICES SPECIFIED IN DaimlerChrysler's ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS. THE DaimlerChrysler CLAUSES REFERENCED ARE IN THE ON-LINE CLAUSE BOOKLET, THE RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF DaimlerChrysler's ORDER. DaimlerChrysler's ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENT BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO AND SELLER SPECIFICALLY WAIVES ITS ACCEPTANCE OF THIS ORDER BY DaimlerChrysler. "ORDER" MEANS A PURCHASE ORDER TRANSMITTED TO SELLER VIA DaimlerChrysler's ELECTRONIC DATA INTERCHANGE SYSTEM OR DELIVERED TO SELLER IN A PAPER FORMAT.

CLAUSES:

Description of Supplies and/or Services Ordered	Price

INCLUDING, BUT NOT LIMITED TO, TRADE SECRET, PATENT OR COPYRIGHT, BY GRANTING SELLER ACCESS TO DAIMLERCHRYSLER'S COMPUTER NETWORK. NO RIGHT TO USE DAIMLERCHRYSLER-OWNED OR LEASED HARDWARE, FACILITIES OR SOFTWARE APPLICATION PROGRAMS, INCLUDING BY WAY OF EXAMPLE BUT NOT OF LIMITATION, COMMUNICATION SOFTWARE OR SOFTWARE DESIGN PROGRAMS, MAY BE INFERRED FROM DAIMLERCHRYSLER'S GRANTING ACCESS TO ITS COMPUTER NETWORK TO SELLER.

C) DAIMLERCHRYSLER MAY TERMINATE SELLER'S ACCESS TO DAIMLERCHRYSLER'S COMPUTER NETWORK IN DAIMLERCHRYSLER'S SOLE DISCRETION. UPON TERMINATION OF SELLER'S ACCESS PRIVILEGES, SELLER MUST RETURN ANY COPY OF DATA FILE OBTAINED FROM DAIMLERCHRYSLER'S COMPUTER NETWORK OR ANY INFORMATION OBTAINED FROM THE DATA FILE THAT SELLER POSSESSES. SELLER'S CONFIDENTIALITY OBLIGATION WITH RESPECT TO EACH DATUM OF INFORMATION OBTAINED FROM DAIMLERCHRYSLER SURVIVES TERMINATION OF ITS ACCESS PRIVILEGES AND CONTINUES UNTIL THE DATUM BECOMES PUBLIC KNOWLEDGE.

D) SELLER MUST INFORM DAIMLERCHRYSLER WHENEVER SELLER SUSPECTS THAT DATA OBTAINED FROM DAIMLERCHRYSLER'S COMPUTER NETWORK HAS BEEN WRONGFULLY RELEASED TO A THIRD PARTY OR THAT AN HOLD UNAUTHORIZED THIRD PARTY HAS ACCESSED DAIMLERCHRYSLER'S COMPUTER NETWORK. SELLER MUST DEFEND, INDEMNIFY AND HOLD DAIMLERCHRYSLER HARMLESS FROM THE WRONGFUL DISCLOSURE OF ANY INFORMATION OBTAINED FROM DAIMLERCHRYSLER'S COMPUTER NETWORK.

E) SELLER ASSUMES ALL RISK OF ACCESSING DAIMLERCHRYSLER'S EXPRESS OR IMPLIED, REGARDING ITS COMPUTER NETWORK, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. DAIMLERCHRYSLER'S COMPUTER NETWORK AND

Ship to [ ] PER WRITTEN RELEASE [ ]

Invoice to [ ] PER WRITTEN RELEASE [ ]

"DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
Invoices and packing slips must bear the DaimlerChrysler-assigned Supplier number, Purchase Order number, Part number (or Non-Production material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To" address and DaimlerChrysler-assigned Plant Location code and "Invoice To" address is also required."

Order No. JZP3139110 [A] AMENDMENT

G.M. CHUPA 256631 (248)944-5151
BUYER NAME & DESK NO.

[X] DaimlerChrysler Corporation, A DELAWARE CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

[ ] DaimlerChrysler Canada Inc., A CANADIAN CORPORATION, HEREBY AGREES TO PURCHASE AND RECEIVE, AND

PURCHASE ORDER JZP3139110-A

SUPPLIER NO. 47826 DATE OF ORDER 12-13-01

DELIVERY DATE TYPED 12-13-01

[X] 10-12-01

[ ] PER WRITTEN RELEASE

[ ] PER WRITTEN RELEASE OR BUYER AUTHORIZATION

NOVINT TECHNOLOGIES
6300 RIVERSIDE PLAZA NW SUITE 275
ALBUQUERQUE NM
87120

SELLER AGREES TO SELL AND DELIVER THE GOODS OR SERVICES SPECIFIED IN DaimlerChrysler's ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED IN THE ORDER INCLUDING THE CLAUSES REFERENCED IN THE ORDER, THE TERMS OF THIS FORM AND ANY SIGNED DOCUMENTS REFERENCED IN THE ORDER, ALL OF WHICH CONSTITUTE THE ENTIRE AND FINAL AGREEMENT OF THE PARTIES AND CANCELS AND SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS NEGOTIATION OR AGREEMENTS. THE DaimlerChrysler CLAUSES REFERENCED ARE IN THE ON-LINE CLAUSE BOOKLET, THE RECEIPT OF WHICH SELLER HEREBY ACKNOWLEDGES BY ACCEPTANCE OF DaimlerChrysler's ORDER. DaimlerChrysler's ORDER EXPRESSLY LIMITS ACCEPTANCE TO THE TERMS OF THE ORDER AND ANY ADDITIONAL OR DIFFERENT TERMS, WHETHER CONTAINED IN SELLER'S FORMS OR OTHERWISE PRESENT BY SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO AND SELLER SPECIFICALLY WAIVES ITS ACCEPTANCE OF THIS ORDER BY DaimlerChrysler. "ORDER" MEANS A PURCHASE ORDER TRANSMITTED TO SELLER VIA DaimlerChrysler's ELECTRONIC DATA INTERCHANGE SYSTEM OR DELIVERED TO SELLER IN A PAPER FORMAT.

ROUTING AS INSTRUCTED BY BUYERS TRAFFIC DEPARTMENT

F.O.B. (TITLE TRANSFER POINT)

[ ] CARRIER SELLER'S PLANT [X] SEE BELOW OUR PLANT [ ]

TERMS: NET 30TH PROX

CLAUSES:

Description of Supplies and/or Services Ordered	Price

DATA FILES MAY CONTAIN ERRORS OR VIRUSES. DAIMLERCHRYSLER IS NOT LIABLE FOR ANY DAMAGES ARISING FROM SELLER'S USE OF DAIMLERCHRYSLER'S COMPUTER NETWORK INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT, USE, GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, INTERRUPTION OF BUSINESS, OR ANY DIRECT, INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGE ARISING OUT OF THE USE OR PERFORMANCE OF DAIMLERCHRYSLER'S NETWORK.

CLAUSE 720: SELLER WARRANTS THAT EACH GOOD, SOFTWARE COPY OR OTHER DELIVERABLE PROVIDED TO DAIMLERCHRYSLER BY SELLER WILL BE YEAR 2000 COMPLIANT, AS DEFINED BELOW, FROM ITS DELIVERY DATE THROUGH JANUARY 1, 2001. THIS WARRANTY IS IN ADDITION TO ANY AND ALL OTHER APPLICABLE WARRANTIES PROVIDED BY SELLER TO DAIMLERCHRYSLER.

YEAR 2000 COMPLIANT MEANS THAT THE GOOD, SOFTWARE COPY OR OTHER DELIVERABLE FUNCTIONS PROPERLY FOR DAIMLERCHRYSLER'S INTENDED PURPOSE AND CORRECTLY PERFORMS EVERY DATE-RELATED OR DATE-DEPENDENT OPERATION: (A) WITHOUT HUMAN INTERVENTION, OTHER THAN ORIGINAL DATA ENTRY OF ANY DATE; AND (B) WITHOUT REGARD TO WHETHER ANY DATE INVOLVED IN AN OPERATION IS ON, BEFORE OR AFTER JANUARY 1, 2000.

Ship to [ ] PER WRITTEN RELEASE [ ]

Invoice to [ ] PER WRITTEN RELEASE [ ]

"DELAY IN PAYMENT OF INVOICES CAN RESULT IF THE REQUIREMENTS BELOW ARE NOT FOLLOWED.
Invoices and packing slips must bear the DaimlerChrysler-assigned Supplier number; Purchase Order number, Part number (or NonProduction Material code) and the Requisition number (on quantity buy) or Release number (on blanket order). The "Ship To" address and DaimlerChrysler-assigned Plant Location code and "Invoice To" address is also required."

Order No. JZP3139110 A
AMENDMENT

G.M. CHUPA 256631 (248)944-5151
BUYER NAME & DESK NO.